EXHIBIT 99.3

                          [Front of stock certificate]
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER                                                                    SHARES

                      TONER  SYSTEMS  INTERNATIONAL, INC.

50,000,000  AUTHORIZED  SHARES                                  $.001 PAR  VALUE

THIS  CERTIFIES  THAT

is the registered holder of                                            shares of
TONER SYSTEMS INTERNATIONAL, INC. common stock transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/  Gerald  Walton                                           /s/  Laura  Olson
     Secretary                                                     President


                          [Back of stock certificate]

        For value received,____________hereby sell, assign and transfer unto Please insert social security or other Identifying number of assignee

--------------------------------------------------------------------------------
(Please print or typewrite name and address, with zip code, of assignee)

---------------------------------------------------------------------     Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________20___

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Notice:  The  signature  of this  assignment  must  correspond  with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the securities transfer agents medallion program (STAMP), under rules promulgated by the U.S. Securities and Exchange Commission.